Death Benefit Option 1



Development of Policy Value

----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                   $ 10,045.83

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,086.20
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   58.09
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.84 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.14%)3 54.46 [ ( D - E - F - G ) *
      ((1+0.0514)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 13,066.73
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% equals Net Investment Return of 5.14%






Development of Surrender Value

--------------------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 13,066.73

 (K)  Less Surrender Charge 2,947.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 10,119.23
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 2,947.50
      [ 1 * (3 / 1,000) * 2 * 4 ]





Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 13,066.73

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 29,008.14
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

-----------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
-----------------------------------------------------------------------------------------------------------------------------------
    1          $ 10,045.83      $ 3,250.00      $ 209.63      $ 13,086.20      $58.09      $10.00     $ 5.84      $ 13,066.73
    2            13,066.73               -             -        13,066.73       58.09       10.00       7.59        13,045.43
    3            13,045.43               -             -        13,045.43       58.10       10.00       7.58        13,024.04
    4            13,024.04               -             -        13,024.04       58.10       10.00       7.57        13,002.57
    5            13,002.57               -             -        13,002.57       58.11       10.00       7.55        12,981.02
    6            12,981.02               -             -        12,981.02       58.12       10.00       7.54        12,959.38
    7            12,959.38               -             -        12,959.38       58.12       10.00       7.53        12,937.66
    8            12,937.66               -             -        12,937.66       58.13       10.00       7.52        12,915.85
    9            12,915.85               -             -        12,915.85       58.13       10.00       7.50        12,893.96
   10            12,893.96               -             -        12,893.96       58.14       10.00       7.49        12,871.98
   11            12,871.98               -             -        12,871.98       58.14       10.00       7.48        12,849.92
   12            12,849.92               -             -        12,849.92       58.15       10.00       7.47        12,827.77

-------------

                               End of                        End of
                                Month                         Month
                  Face          Death      Surrender      Surrender
  Month         Amount        Benefit         Charge          Value
--------------------------------------------------------------------
    1        $ 250,000      $ 250,000      $2,947.50     $10,119.23
    2        $ 250,000        250,000       2,947.50      10,097.93
    3        $ 250,000        250,000       2,947.50      10,076.54
    4        $ 250,000        250,000       2,947.50      10,055.07
    5        $ 250,000        250,000       2,947.50      10,033.52
    6        $ 250,000        250,000       2,947.50      10,011.88
    7        $ 250,000        250,000       2,947.50       9,990.16
    8        $ 250,000        250,000       2,947.50       9,968.35
    9        $ 250,000        250,000       2,947.50       9,946.46
   10        $ 250,000        250,000       2,947.50       9,924.48
   11        $ 250,000        250,000       2,947.50       9,902.42
   12        $ 250,000        250,000       2,947.50       9,880.27




Death Benefit Option 2




Development of Policy Value

--------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,971.78

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 13,012.15
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   61.30
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.79 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.14%)3 54.14 [ ( D - E - F - G ) *
      ((1+0.0514)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,989.20
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% equals Net Investment Return of 5.14%




Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,989.20

 (K)  Less Surrender Charge 2,947.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 10,041.70
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 2,947.50
      [ 1 * (3 / 1,000) * 2 * 4 ]




Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,989.20

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 28,836.02
      [ M * N ]

 (P)  Death Benefit 262,989.20 [Face Amount + Policy Value]
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 262,989.20
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,971.78      $ 3,250.00      $ 209.63      $ 13,012.15      $61.30      $10.00     $ 5.79      $ 12,989.20
    2            12,989.20               -             -        12,989.20       61.30       10.00       7.55        12,964.39
    3            12,964.39               -             -        12,964.39       61.30       10.00       7.53        12,939.49
    4            12,939.49               -             -        12,939.49       61.30       10.00       7.52        12,914.50
    5            12,914.50               -             -        12,914.50       61.30       10.00       7.50        12,889.43
    6            12,889.43               -             -        12,889.43       61.30       10.00       7.49        12,864.26
    7            12,864.26               -             -        12,864.26       61.30       10.00       7.47        12,839.01
    8            12,839.01               -             -        12,839.01       61.30       10.00       7.46        12,813.66
    9            12,813.66               -             -        12,813.66       61.30       10.00       7.44        12,788.22
   10            12,788.22               -             -        12,788.22       61.30       10.00       7.43        12,762.69
   11            12,762.69               -             -        12,762.69       61.30       10.00       7.42        12,737.06
   12            12,737.06               -             -        12,737.06       61.30       10.00       7.40        12,711.34

----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                    Face          Death      Surrender      Surrender
  Month       P   Amount        Benefit         Charge          Value
----------------------------------------------------------------------
    1          $ 250,000      $ 262,989      $2,947.50     $10,041.70
    2          $ 250,000        262,964       2,947.50      10,016.89
    3          $ 250,000        262,939       2,947.50       9,991.99
    4          $ 250,000        262,915       2,947.50       9,967.00
    5          $ 250,000        262,889       2,947.50       9,941.93
    6          $ 250,000        262,864       2,947.50       9,916.76
    7          $ 250,000        262,839       2,947.50       9,891.51
    8          $ 250,000        262,814       2,947.50       9,866.16
    9          $ 250,000        262,788       2,947.50       9,840.72
   10          $ 250,000        262,763       2,947.50       9,815.19
   11          $ 250,000        262,737       2,947.50       9,789.56
   12          $ 250,000        262,711       2,947.50       9,763.84




Death Benefit Option 3



Development of Policy Value

--------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                    $ 9,951.60

 (B)  Plus Premium Paid in Year 5                                                      3,250.00

 (C)  Minus Premium Load                                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 12,991.97
      [ A + B - C ]

 (E)  Minus COI Charges                                                                   62.10
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.78 [ A * ((1+0.007)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.14%)3 54.05 [ ( D - E - F - G ) *
      ((1+0.0514)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 12,968.14
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% equals Net Investment Return of 5.14%


Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 12,968.14

 (K)  Less Surrender Charge 2,947.50 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 10,020.64
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                                             $ 11.79

 (2)  Surrender Charge Multiplier for Year 5                                               1.00

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Surrender Charge                                                               $ 2,947.50
      [ 1 * (3 / 1,000) * 2 * 4 ]


Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 12,968.14

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 28,789.27
      [ M * N ]

 (P)  Death Benefit 266,250.00
                                                                               -----------------
      [Face Amount + Accumulated Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 266,250.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,951.60      $ 3,250.00      $ 209.63      $ 12,991.97      $62.10      $10.00     $ 5.78      $ 12,968.14
    2            12,968.14               -             -        12,968.14       62.10       10.00       7.53        12,942.46
    3            12,942.46               -             -        12,942.46       62.11       10.00       7.52        12,916.67
    4            12,916.67               -             -        12,916.67       62.12       10.00       7.50        12,890.78
    5            12,890.78               -             -        12,890.78       62.12       10.00       7.49        12,864.79
    6            12,864.79               -             -        12,864.79       62.13       10.00       7.47        12,838.70
    7            12,838.70               -             -        12,838.70       62.14       10.00       7.46        12,812.50
    8            12,812.50               -             -        12,812.50       62.14       10.00       7.44        12,786.22
    9            12,786.22               -             -        12,786.22       62.15       10.00       7.43        12,759.83
   10            12,759.83               -             -        12,759.83       62.15       10.00       7.41        12,733.34
   11            12,733.34               -             -        12,733.34       62.16       10.00       7.40        12,706.74
   12            12,706.74               -             -        12,706.74       62.17       10.00       7.38        12,680.04



----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                   Face           Death      Surrender      Surrender
  Month          Amount         Benefit         Charge          Value
----------------------------------------------------------------------
    1         $ 250,000       $ 266,250      $2,947.50     $10,020.64
    2         $ 250,000       $ 266,250       2,947.50       9,994.96
    3         $ 250,000       $ 266,250       2,947.50       9,969.17
    4         $ 250,000       $ 266,250       2,947.50       9,943.28
    5         $ 250,000       $ 266,250       2,947.50       9,917.29
    6         $ 250,000       $ 266,250       2,947.50       9,891.20
    7         $ 250,000       $ 266,250       2,947.50       9,865.00
    8         $ 250,000       $ 266,250       2,947.50       9,838.72
    9         $ 250,000       $ 266,250       2,947.50       9,812.33
   10         $ 250,000       $ 266,250       2,947.50       9,785.84
   11         $ 250,000       $ 266,250       2,947.50       9,759.24
   12         $ 250,000       $ 266,250       2,947.50       9,732.54